UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report December 2, 1999


                          PNC MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


     Missouri                         333-60749                43-1681393
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri      64105
                 (Address of principal executive offices)          (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re: Legality relating to the PNC Mortgage Acceptance Corp. Commercial Mortgage Pass - Through Certificates Series 1999-CM1.

Exhibit 8.1 Opinion of Morrison & Hecker L.L.P. re: Tax Matters relating to the PNC Mortgage Acceptance Corp. Commercial Mortgage Pass - Through Certificates Series 1999-CM1.

Exhibit 23.1   Consent of Counsel Morrison & Hecker L.L.P.  Contained in Exhibit
               5.1 and 8.1.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PNC MORTGAGE ACCEPTANCE CORP.

                          By:    /s/ Charles J. Sipple
                                 -----------------------------------------------
                          Name:  Charles J. Sipple
                                 -----------------------------------------------
                          Title: Executive Vice President
                                 -----------------------------------------------


Date:  December 2, 1999